FINAL

                                               For investor information contact:
                                                 Leigh Salvo, Investor Relations
                                                                  (510) 743-1718
                                                           investor@volterra.com

              VOLTERRA REPORTS THIRD QUARTER 2004 FINANCIAL RESULTS
                                       ***
                        COMPANY CONTINUES STRONG GROWTH -
               THIRD QUARTER REVENUE NEARLY DOUBLES YEAR OVER YEAR

FREMONT, CALIFORNIA, OCTOBER 25, 2004 - Volterra Semiconductor Corporation (Nasdaq: VLTR), a leading provider of high-performance analog and mixed-signal power management semiconductors, today reported financial results for its third quarter ended September 30, 2004.

Net revenue for the third quarter of 2004 was $12.6 million, an increase of 99% over net revenue of $6.3 million for the third quarter of 2003 and a 37% sequential increase from net revenue of $9.1 million for the second quarter of 2004. Net income was $1.5 million, or $0.06 per share (diluted), for the third quarter of 2004, compared with a net loss of $0.8 million, or ($0.14) per share (diluted), for the third quarter of 2003.

Volterra also reports net income and basic and diluted net income per share on a non-GAAP-basis. Non-GAAP net income, where applicable, excludes the effect of stock-based compensation expense and special items such as restructuring charges, net of tax. Non-GAAP net income was $1.7 million, or $0.07 per share (diluted), for the third quarter of 2004, compared to non-GAAP net loss of $0.8 million, or ($0.14) per share (diluted), for the third quarter of 2003. Shares used in computing non-GAAP net income (loss) per share for the third quarter of 2004 increased to 24.1 million, compared with 5.5 million for the third quarter of 2003.

"Our third quarter performance demonstrates Volterra's focus on - and ability to execute in - our key markets, as we continued to extend our leadership position in high performance analog," said Volterra President and CEO Jeff Staszak. "With an increasing rate of design-ins with our customer base and the introduction of our first fourth-generation products, Volterra is poised for continued growth."

Financial highlights for the third quarter include:

      o Revenue growth rate accelerated in the third quarter and revenue nearly doubled on a year over year basis;

      o     Market and customer diversification continued in the quarter;

      o Gross margin for the third quarter of 2004 was 56% compared to 54% for the second quarter;

      o Non-GAAP operating margin expanded to 14% in the third quarter compared to 8% in the second quarter;

      o This was our third consecutive quarter of profitability with non-GAAP net income growing 137% over the second quarter, and our fourth consecutive quarter of positive operating cash flow.

EARNINGS CONFERENCE CALL

Volterra will be conducting a conference call today at 5:30 p.m. (EDT). To access the conference call, investors can dial (800) 260-8140 approximately ten minutes prior to the initiation of the teleconference. International and local participants can dial (617) 614-3672. Investors should reference Volterra or reservation number 16746422. The conference call will also be available via the web at www.volterra.com in the Investors Section. A digital replay of the conference call will be available through midnight on Monday, November 1, 2004. To access the replay, investors should dial (888) 286-8010 or (617) 801-6888 and enter reservation number 55635583. The webcast will also be available on the Company's website until midnight on Wednesday, November 24, 2004.

ABOUT VOLTERRA SEMICONDUCTOR CORPORATION

Volterra Semiconductor Corporation, headquartered in Fremont, CA, designs, develops, and markets leading edge silicon solutions for low-voltage power delivery. The Company's product portfolio is focused on advanced switching regulators for the computer, datacom, storage, and portable markets. Volterra operates as a fabless semiconductor company utilizing world-class foundries for silicon supply. The company is focused on creating products with high intellectual property content that match specific customer needs. For more information please visit www.volterra.com.

NON-GAAP FINANCIAL MEASURES

Volterra provides all information required in accordance with generally accepted accounting principles (GAAP), but it believes that evaluating its ongoing operating results and in particular, making comparisons to similar companies, may be difficult to understand if limited to reviewing only GAAP financial measures. Internally, Volterra uses calculations of (i) non-GAAP net income, which represents net income excluding the effect of stock-based compensation expense and special items such as restructuring charges, net of tax; (ii) non-GAAP basic and diluted net income per share, which represents basic and diluted net income per share excluding the effect of stock-based compensation expense and special items such as restructuring charges, net of tax; and (iii) non-GAAP operating margin, which represents income from operations excluding the effect of stock-based compensation expense and special items such as restructuring charges, as a percentage of revenue. Volterra's management believes the non-GAAP information is useful because it can enhance the understanding of the Company's ongoing performance as a business and Volterra therefore uses both GAAP and non-GAAP reporting internally to evaluate and manage Volterra's operations.

Volterra has chosen to provide this information to investors to enable them to perform considerations of operating results in a manner similar to how the Company analyzes its operating results. However, Volterra's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Volterra presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Volterra's operating results and financial condition in a manner that focuses on what management believes to be Volterra's ongoing business operations. Management also believes that the inclusion of the non-GAAP net income, basic and diluted net income per share, and operating margin provide consistency and comparability with similar companies in Volterra's industry. Investors should note, however, that the non-GAAP financial measures used by Volterra may not be the same non-GAAP financial measures, and may not be calculated in the same manner as that of other companies. Whenever Volterra uses such a non-GAAP financial measure, it provides a reconciliation of non-GAAP financial measures to what it believes to be the most closely applicable GAAP financial measure. A reconciliation of GAAP net income to non-GAAP net income (loss) is included in the financial statements portion of this release. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.

SAFE HARBOR STATEMENTS:

This press release regarding financial results for the quarter ended September 30, 2004 contains forward-looking statements based on current expectations of Volterra. The words "expect," "will," "should," "would," "anticipate," "project," "outlook," "believe," "intend," and similar phrases as they relate to future events are intended to identify such forward-looking statements. These forward-looking statements reflect the current views and assumptions of Volterra but are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: risks that Volterra may not be able to maintain its current revenue growth rate or gross margin levels; risks that one or more of Volterra's concentrated group of customers may reduce demand or price for Volterra's products or a particular product; dependence on a limited number of products; risks that Volterra may not be able to manage its growth; risks that Volterra's new products may not be able to be completed in a timely fashion or gain market acceptance; risks with managing its small number of distributors; intellectual property litigation risk; the semiconductor industry's cyclical nature; the seasonality in our business; geographic concentration of foundries, assembly and test facilities and customers in the Pacific Rim, subjecting Volterra to risks of natural disasters, epidemics and political unrest; and other factors detailed in our filings with the Securities and Exchange Commission, including the Form 10-Q filed on September 9, 2004. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement, and Volterra undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

                       VOLTERRA SEMICONDUCTOR CORPORATION
                                AND SUBSIDIARIES

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                             THREE MONTHS ENDED      NINE MONTHS ENDED
                                                SEPTEMBER 30,          SEPTEMBER 30,
                                            --------------------    --------------------
                                              2004        2003        2004        2003
                                            --------    --------    --------    --------
                                                 (UNAUDITED)             (UNAUDITED)
Net revenue                                 $ 12,562    $  6,308    $ 29,321    $ 18,615
Cost of revenue                                5,569       3,365      13,469      11,107
                                            --------    --------    --------    --------

        Gross margin                           6,993       2,943      15,852       7,508

Operating expenses:
    Research and development                   3,708       2,751       9,278       7,646
    Selling, general and administrative        1,525       1,018       3,742       3,313
    Stock-based compensation (*)                 210          --         483          --
    Restructuring charge                          --          --          --         142
                                            --------    --------    --------    --------

     Total operating expenses                  5,443       3,769      13,503      11,101
                                            --------    --------    --------    --------

    Income (loss) from operations              1,550        (826)      2,349      (3,593)

    Interest and other income                    107          38         189         124
    Interest and other expense                    (4)         (3)         (9)         (9)
                                            --------    --------    --------    --------

    Income (loss) before income taxes          1,653        (791)      2,529      (3,478)
    Income tax expense                           113          --         154          --
                                            --------    --------    --------    --------

    Net income (loss)                       $  1,540    $   (791)   $  2,375    $ (3,478)
                                            ========    ========    ========    ========

Basic net income (loss) per share           $   0.09    $  (0.14)   $   0.25    $  (0.64)
                                            --------    --------    --------    --------
Shares used in computing basic net
    income (loss) per share                   17,253       5,465       9,457       5,442
                                            --------    --------    --------    --------

Diluted net income (loss) per share         $   0.06    $  (0.14)     $$0.11    $  (0.64)
                                            --------    --------    --------    --------
Shares used in computing diluted net
    income (loss) per share                   24,067       5,465      21,923       5,442
                                            --------    --------    --------    --------


(*) Stock-based compensation consists of:
    Cost of revenue                         $      8          --    $     21          --
    Research and development                     134          --         276          --
    Selling, general and administrative           68          --         186          --
                                            --------    --------    --------    --------

    Total                                   $    210          --    $    483          --
                                            --------    --------    --------    --------

                       VOLTERRA SEMICONDUCTOR CORPORATION
                                AND SUBSIDIARIES

             RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
            (In thousands, except per share amounts and percentages)

                                                  THREE MONTHS ENDED        NINE MONTHS ENDED
                                                    SEPTEMBER 30,             SEPTEMBER 30,
                                                ---------------------     ---------------------
                                                 2004          2003         2004         2003
                                                --------     --------     --------     --------
                                                     (UNAUDITED)               (UNAUDITED)
 GAAP net income (loss)                         $  1,540     $   (791)    $  2,375     $ (3,478)
 Adjustments:
   Stock-based compensation                          210           --          483           --
   Restructuring charge                               --           --           --          142
                                                --------     --------     --------     --------
      Total operating income adjustments             210           --          483          142

    Income tax effect                                (17)          --          (30)          --
                                                --------     --------     --------     --------
 Non-GAAP net income (loss)                     $  1,733     $   (791)    $  2,828     $ (3,336)
                                                ========     ========     ========     ========

 Non-GAAP Basic net income (loss) per share     $   0.10     $  (0.14)    $   0.30     $  (0.61)
                                                --------     --------     --------     --------
 Non-GAAP Diluted net income (loss) per share   $   0.07     $  (0.14)    $   0.13     $  (0.61)
                                                --------     --------     --------     --------

 Basic Weighted average shares                    17,253        5,465        9,457        5,442
                                                --------     --------     --------     --------
 Diluted Weighted average shares                  24,067        5,465       21,923        5,442
                                                --------     --------     --------     --------

PERCENT OF NET REVENUE:

GAAP income (loss) from operations                    12%         (13)%          8%         (19)%
Total operating income adjustments                     2           --            2            1
                                                --------     --------     --------     --------
Non-GAAP income (loss) from operations                14%         (13)%         10%         (18)%
                                                --------     --------     --------     --------

                       VOLTERRA SEMICONDUCTOR CORPORATION
                                AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                             SEPTEMBER 30,  DECEMBER 31,
                                                                                 2004          2003
                                                                             -------------  -----------
                                                                                     (UNAUDITED)
                                                 ASSETS
Current assets:
   Cash, cash equivalents and investments                                     $ 42,444       $ 10,129
   Accounts receivable, net                                                      4,240          2,430
   Inventory                                                                     4,850          2,002
   Prepaid expenses and other current assets                                       746            332
                                                                              --------       --------

Total current assets                                                            52,280         14,893
Property and equipment, net                                                      1,520          1,189
Other assets                                                                        34             34
                                                                              --------       --------

Total assets                                                                  $ 53,834       $ 16,116
                                                                              --------       --------

          LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS'
                               (DEFICIT) EQUITY
Current liabilities:
   Accounts payable                                                           $  4,263       $  1,621
   Accrued liabilities                                                           2,287          1,109
   Line of credit                                                                   --          1,800
                                                                              --------       --------

Total current liabilities                                                        6,550          4,530
Commitments and contingencies
Convertible preferred stock                                                         --         60,818
Stockholders' (deficit) equity:
   Preferred stock                                                                  --             --
   Common stock                                                                     23              6
   Additional paid-in capital                                                   94,295          1,160
   Deferred stock-based compensation                                              (592)            --
   Notes receivable from stockholders                                               --         (1,581)
   Accumulated deficit                                                         (46,442)       (48,817)
                                                                              --------       --------
Total stockholders' (deficit) equity                                            47,284        (49,232)
                                                                              --------       --------

Total liabilities, convertible preferred stock and stockholders' (deficit)
equity                                                                        $ 53,834       $ 16,116
                                                                              --------       --------